Exhibit 10.45
AMENDMENT NO. 1 TO CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (This “Amendment”) is entered into as of June 27, 2013, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the US Lenders (in such capacity, “Canadian Agent”; together with US Agent, the “Agents”) and ARC DOCUMENT SOLUTIONS, INC., a Delaware corporations, formerly known as American Reprographics Company (“US Borrower”), ARC REPROGRAPHICS CANADA CORP., a British Columbia corporation (“ARC Canada”) and ARC DIGITAL CANADA CORP., a British Columbia corporation (“ARC Digital Canada”; together with ARC Canada and US Borrower, collectively the “Borrowers”).
WHEREAS, Borrowers, Agents and Lenders are parties to that certain Credit Agreement dated as of January 27, 2012 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and
WHEREAS, Borrowers have requested that Agent and Lenders amend the Credit Agreement in certain respects as set forth herein and Agent and the Lenders have agreed to the foregoing, on the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.	Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.
Amendment to Credit Agreement. In reliance upon the representations and warranties of Borrowers set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows.

(a)	Section 6.11(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)
Other than (i) an aggregate amount of not more than $500,000 for any overnight balances, in the case of a Borrower and its Domestic Subsidiaries, (ii) amounts deposited into Deposit Accounts specially and exclusively used for (x) payroll, payroll taxes and other employee wage and benefit payments to or for such Borrower’s or its Domestic Subsidiaries’ employees or (y) disbursements other than the master disbursement account identified on Schedule 9 to the Guaranty and Security Agreement (to the extent such other disbursement accounts are linked to a master disbursement account (subject to a Control Agreement) as zero balance accounts), and (iii) an aggregate amount of not more than $750,000 at any time in ARC Digital Canada’s Deposit Accounts located at TD Canada Trust, make, acquire, or permit to exist Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts unless such Borrower or its Domestic Subsidiary, as applicable, and the applicable bank or securities intermediary have entered into Control Agreements with the applicable Agent(s) governing such Permitted Investments. Except as provided in Section 6.11(b)(i), (ii) and (iii), no Borrower shall, nor shall it permit its Domestic Subsidiaries to establish or maintain any Deposit Account or Securities Account unless the applicable Agent(s) shall have received a Control Agreement in respect of such Deposit Account or Securities Account (or, with respect to newly opened Deposit or Securities Accounts opened for the sole purpose of effectuating a repurchase of Senior Unsecured Notes or Equity Interests of Borrower permitted hereunder and containing less than $2,000,000, within ten (10) Business Days after the opening thereof).

3.
Continuing Effect. Except as expressly set forth in Section 2 of this amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.
Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.

5.	Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a)
US Agent shall have received a copy of this Amendment executed and delivered by Agents, the Lenders and the Loan Parties (with four (4) original copies of this Amendment to follow within two (2) Business Days after the date hereof); and

(b)	No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.	Representations and Warranties. In order to induce Agents and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agents and Lenders that:

(a)
After giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Loan Party is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of the date of this Amendment (except to the extent any representation or warranty expressly relates solely to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or dollar thresholds in the text thereof) on and as of such earlier date);

(b)	No Default or Event of Default has occurred and is continuing; and

(c)
This Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

7.	Miscellaneous.

(a)
Expenses. Borrowers agrees to pay on demand all reasonable costs and expenses of Agents and the Lenders (including reasonable attorneys fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)
Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

(c)
Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature Page Follows]

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

By: /s/ JOHN E.D. TOTH
Title: John E.D. Toth, Chief Financial Officer
ARC REPROGRAPHICS CANADA CORP.,
A British Columbia corporation
By: /s/ JORGE AVALOS
Title: Jorge Avalos, Chairman
ARC REPROGRAPHICS CANADA CORP.,
A British Columbia corporation
By: /s/ JORGE AVALOS
Title: Jorge Avalos, President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as US Agent and as a Lender
By:
Title: Authorized Signatory
WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as Canadian Agent and as a Lender

By:
Title: Authorized Signatory

CONSENT AND REAFFIRMATION
Each Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment), (ii) consents to Borrowers’ execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such Guarantor is a party represents the valid, enforceable and collectible obligations of such Guarantor, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other such Loan Document. Each Guarantor hereby agrees that the Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by such Guarantor in all respects. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that no Agent nor any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgement or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

[Signature Page Follows]

AMERICAN REPROGRAPHICS COMPANY, L.L.C.

By: /s/ JOHN E.D. TOTH
Name: John E.D. Toth
Title: Chief Financial Officer

ARC ACQUISITION CORPORATION

By: /s/ JOHN E.D. TOTH
Name: John E.D. Toth
Title: Chief Financial Officer

ERS DIGITAL, INC.

By: /s/ JORGE AVALOS
Name: Jorge Avalos
Title: Vice President

LICENSING SERVICES INTERNATIONAL, L.L.C.

By: /s/ JORGE AVALOS
Name: Jorge Avalos
Title: Vice President

MIRROR PLUS TECHNOLOGIES, INC.

By: /s/ JORGE AVALOS
Name: Jorge Avalos
Title: Vice President

PLANWELL, L.L.C.

By: /s/ JORGE AVALOS
Name: Jorge Avalos
Title: Vice President

REPROGRAPHICS FORT WORTH, INC.

By: /s/ JORGE AVALOS
Name: Jorge Avalos
Title: Chief Financial Officer

RIDGWAY’S, L.L.C.

By: /s/ JOHN E.D. TOTH
Name: John E.D. Toth
Title: Chief Financial Officer